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                                      1998
                          Annual Report to Shareholders

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DO YOU LIKE THESE REPORTS?
     YOU COULD BE GETTING MORE

Investors often ask if there is a way that they can get more information more frequently than quarterly in the Shareholder Reports. The answer is yes. There is much more information and insight available on a regular basis from Firsthand Funds via the Internet.

We make additional information available in two ways: our Firsthand Alert e-mail system, and our site on the World Wide Web. The table below illustrates the types of information and benefits available from each communication channel.

--------------------------------------------------------------------------------
                                    QUARTERLY REPORT    ALERT E-MAIL    WEB SITE

Breaking News                              O                  X             O
Monthly Market & News Updates              O                  X             O
Distribution Information                   Z                  X             X
Performance Updates                        Z                  X             X
Portfolio Manager Commentary               Z                  X             X
Performance Calculators                    O                  O             X
Portfolio Holdings                         Z                  O             X

O = Not available     Z = Offered periodically        X = Offered regularly
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FIRSTHAND ALERT E-MAIL

The Firsthand Alert e-mail program is a free service that provides market and news updates at least monthly (more often when hot news breaks). To subscribe to this service, simply send an e-mail with the phrase "subscribe alert" (without the quotes) in the text of the message (not the subject line) to:
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FirsthandFunds.com Web Site

The Firsthand Funds web site contains the most comprehensive set of information available about Firsthand Funds. Just visit http://www.FirsthandFunds.com on the Internet.

And let us know if there's anything else you'd like to see on the Firsthand Funds web site or in the Alert e-mails. Your comments are welcome at:
Webmaster@FirsthandFunds.com

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PERFORMANCE SUMMARY

(total returns as of 12/31/98)

                     Q4'98       1998       AVERAGE ANNUAL TOTAL RETURN SINCE:
                                            05/20/94*   12/15/94*   12/10/97**
--------------------------------------------------------------------------------
TVF                  60.64%      23.71%      36.93%       37.24%        n/a*
TLF                  58.90%      78.15%       n/a**        n/a**      73.54%
MSF                  31.97%      -4.55%       n/a**        n/a**      -3.21%
DJIA                 17.59%      18.13%      23.99%       27.28%      15.21%
S&P 500              21.30%      28.58%      26.59%       30.42%      26.22%
NASDAQ               29.45%      39.63%      27.39%       31.78%      33.05%
  Composite

                     Q4'98       1998         CUMULATIVE TOTAL RETURN SINCE:
                                                       05/20/98***
--------------------------------------------------------------------------------
TIF                  97.41%       n/a                    60.10%
DJIA                 17.59%       n/a                     2.53%
S&P 500              21.30%       n/a                    19.74%
NASDAQ               29.45%       n/a                    32.06%
  Composite

*TVF inception date is 05/20/94; TVF effectiveness date is 12/15/94.

**TLF/MSF inception date is 12/10/97.

***TIF inception date is 05/20/98.

Returns assume reinvestment of dividends and distributions. Past performance is not a guarantee of future results. Investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Each Fund concentrates its investments in the technology industry. The Funds are subject to greater risk because of their concentration of investments in a single industry and within certain segments of the industry. In addition, each Fund may, from time to time, invest a substantial portion of its assets in the securities of small capitalization companies. The securities of smaller companies often involve higher risks and may be subject to wider price fluctuations than securities of larger companies. There are certain risks associated with investments in the technology and medical industries, such as the risk that the product and services of companies in those industries are subject to rapid obsolescence caused by scientific developments and technological advances.

Please read the prospectus carefully before investing.

Firsthand
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ELECTRONIC
     TECHNOLOGY SUMMARY

1998 was the year of the technology leaders and the Internet darlings. Funds that focused in either of these categories were rewarded with exceptional results, while the market was much less kind to most other technology funds. Our funds showed large swings in value during the year, but all finished on a very positive note. As the table at left shows, the Technology Leaders Fund (TLF) solidly outperformed the broad market indices for the year. The Technology Value Fund (TVF), without much contribution from technology leaders or Internet stocks, lagged the NASDAQ and S&P 500 indices.

The year started out on a relatively positive note, with the technology sector recovering from the setbacks posed by the Asian financial crisis of Q4'97. Semiconductor equipment suppliers were some of the biggest beneficiaries of the Q1 rally, having been severely beaten down in the prior quarter.

As we moved into Q2, the cold of the Asian financial crisis was once again in the air. While the "Blue Chip" technology leaders continued to drive the market indices in a positive direction, most other issues were negatively impacted by the initial flight to quality, even in the technology sector.

The second half of the year will surely be remembered as one of the most turbulent times in the history of the American markets. In Q3, a number of international events including the Russian currency devaluation, slipping economies in Brazil and Asia, and the unraveling of Long Term Capital Management, conspired to drive the U.S. stock market down as investors expected that the next domino to fall would be the U.S. economy. During that continued flight to quality, large sums of money flowed out of stocks (particularly tech stocks) and into "safer" bonds and money market issues. Technology stocks took a beating.

                                          1998 Annual Report to Shareholders | 3

After Q3's tremendous downdraft, the markets made a spectacular recovery in Q4 as investors were reassured by solid corporate earnings reports and new fiscal and monetary policy in the troubled economies of the world. As usual, technology stocks were at the tip of the whip in terms of their relation to market movements, with every movement (positive and negative) in the broad market being magnified in the tech sector. As the table on page 2 shows, each of our funds was up dramatically in Q4, handily beating the broad market indices.

The most talked about technology segment this year was certainly the Internet. The run-up in the stocks of many Internet content providers has been astounding. We continue to believe that the inflated valuations reflect much of the Internet's promise and very little fear. Our investment strategy for the Internet continues to be one of investing in companies providing the infrastructure to enable Internet traffic, which is far more predictable than who will be the leading on-line auctioneer, bookseller or portal.

The Technology Innovators Fund is our third fund to receive a ticker symbol:

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Technology  Value Fund             TVFQX
--------------------------------------------------------------------------------
Technology Leaders Fund            TLFQX
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Technology Innovators Fund         TIFQX
--------------------------------------------------------------------------------

The Medical Specialists Fund ($4.5 million in assets as of 12/31/98) will receive symbol as soon as its assets reach $10 million.

Firsthand
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MEDICAL
     TECHNOLOGY SUMMARY

HEALTHCARE FUNDS LAGGED

Normally, when the Micropal Health Index rises 18.75% for the year, it reflects a good year for medical stocks. But not in 1998. When compared to the broader market indices such as the NASDAQ composite, up 39.63%, and the S&P 500, up 28.58%, it becomes clear that healthcare funds lagged the market this year.

                         MICROPAL       NASDAQ       S&P
                       HEALTH INDEX   COMPOSITE      500
--------------------------------------------------------------------------------
Q4`98                     18.46%        29.45%      21.30%
1998                      18.75%        39.63%      28.58%

SIZE MATTERED

Not all medical stocks were out of favor. Bigger was better in 1998. The healthcare segment of the Russell 1000 Index (large-cap stocks) rose 42.55% in 1998, versus just 3.26% for the healthcare segment of the Russell 2000 (small-cap stocks). Despite a rebound in Q4, small-cap stocks continue to sell at lower relative valuations than anytime during the last 20 years.

The disparity in performance between large and small-cap healthcare stocks largely explains the difference in the performance of the medical side of the Technology Value Fund (TVF) and the Medical Specialists Fund (MSF). MSF's emphasis on small-cap stocks was a significant drag on performance last year.

                         MICROPAL        TVF
                       HEALTH INDEX    MEDICAL*         MSF
--------------------------------------------------------------------------------
Q4`98                    18.46%         45.32%         31.97%
1998                     18.75%         22.48%         -4.55%

* TVF-Medical performance numbers are estimates based on the adviser's own portfolio attribution analysis.

                                          1998 Annual Report to Shareholders | 5

The medical portion of TVF outperformed the Micropal Health Index by a significant amount in the fourth quarter and a smaller amount for the full year. The Medical Specialists Fund also beat the Micropal Health Index in Q4, but underperformed for the full year.

FUNDAMENTALS STILL STRONG

Although small-cap medical stocks did poorly in 1998, the companies continued to perform well operationally. Many of the medical companies in our portfolios have seen their revenues grow by more than 50% in the last 12 months. Several achieved profitability for the first time. These stocks may be out of favor in the near term, but eventually the market will recognize and reward the progress these companies have made.

TECH VALUE:
     ACCORDING TO PLAN?

If everything always worked according to plan, every investment we make would double in two years producing a 41% annual return on investment. If you assume that the portfolios are always 95% invested (5% held in reserve to meet redemptions), then after all fees, the funds would return about 37% per year - if everything worked according to plan.

In the real world, we know we're not perfect, so delivering 37% annually is an unreasonable expectation. Yet since inception (for over four and a half years), TVF has had an average annual return of 36.93% - seemingly according to plan. However, these returns have been by no means con-stant - with 2-year returns varying from -25% to 225%. And while we have hit our plan over the life of the Fund, it is still unreasonable to expect it to continue.

Firsthand

Of course, everyone would much prefer a steady 37% per year return. As investors, we know that volatility can be troubling, causing upset stomach, loss of sleep, sometimes even loss of hair. But we also know that at the end of our investment horizon, what really matters is the total return on investment. We would much prefer an annual average return of 37% delivered however erratically, than a lower return delivered evenly.

When it's time to tap your investments, the total return will matter a lot. The annual volatility of those returns will matter very little.

The change in market sentiment between Q3 and Q4 demonstrates that a stock's price sometimes gets disconnected from the underlying company's prospects. Trying to produce a steady return every quarter means trying to anticipate the market's mood swings. We admit that we cannot do this.

Instead, we try to understand a company's prospects well enough to react decisively whenever the market undervalues a stock to such a degree that there is a decent chance of a double in two years. This investment style does not deliver steady returns every year. But, looking back, it is gratifying to see that it has worked fairly well for our long-term investors.

                                          1998 Annual Report to Shareholders | 7
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                             Technology Value Fund

                            Technology Leaders Fund

                           Technology Innovators Fund

                            Medical Specialists Fund


                                          1998 Annual Report to Shareholders | 9
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TECHNOLOGY VALUE FUND
PERFORMANCE & PORTFOLIO DISCUSSION
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The Technology  Value Fund ("TVF",  ticker symbol TVFQX) posted a strong Q4 gain of 60.64%. Over the same period, the NASDAQ appreciated 29.45% and the S&P 500 grew 21.30%, while the Lipper Science and Technology Index gained 41.68%. On a full-year basis, the Fund underperformed both its peer group and the broad market indices, returning 23.71% for the year.

Nearly every sector held by the Fund showed strong growth this quarter with Semiconductors leading the way, returning over 90% for the quarter. Only two sectors, Communications Equipment and Health Services, posted negative returns.

The accompanying pie chart shows the Fund's holdings as of December 31. Semiconductors remained the Fund's largest sector weighting, representing 39.2% of the portfolio, down slightly from 42.1% at the end of Q3. Nearly all of our semiconductor holdings, including the Fund's largest holdings, PMC-Sierra
(PMCS), Applied Micro Circuits Corp. (AMCC) and Level One (LEVL), showed very strong growth in the quarter.

The Semiconductor Capital Equipment weighting fell from 5.1% to 3.3%. We lightened some of our positions in this sector in anticipation of a slower recovery period compared with those of our other holdings. FVC.COM (FVCX) remained our single Networking holding, accounting for 2.0% of the Fund's assets at quarter's end.

EDA holdings  decreased  from 8.4% to 4.2% as we trimmed our positions in Avant!
(AVNT) and Aspec (ASPCE). We also reduced our position in Adaptec (ADPT) during the

RELATIVE PERFORMANCE:
     TVF VS. MARKET INDICES

[GRAPHIC OMITTED]

               S&P 500        NASDAQ         DJIA           TVF
               -------        ------         ----           ---
5/20/94        $10,000        $10,000        $10,000        $10,000
12/31/98       $29,715        $30,589        $26,997        $42,702

Past performance is not a guarantee of future results.

Firsthand

--------------------------------------------------------------------------------
TVF HOLDINGS BY SECTOR*

Semiconductors                   39.2%
EDA                               4.2%
Semi Equip                        3.3%
Biotech                          14.5%
Other Electronics**              16.6%
Cash                              2.3%
Card Med Devices                 18.9%
Health Services                   1.0%

* Based on percentage of net assets as of December 31, 1998 (cash number net of payables and receivables)

** Consists of Communications Equipment (0.2%), Networking (2.0%), Periphals (2.4%) and Software (1.3%) in addition to Other Electronics (10.7%)

quarter. This sole Peripherals holding accounted for 2.4% of the Fund's assets.

We established a new position in i2 Technologies (ITWO) in Q4. This Enterprise Resource Planning vendor is our single Software holding and represented 1.3% of the portfolio. The weighting for the Communications Equipment sector fell from 1.5% to 0.2% as we reduced our position in PairGain (PAIR), the single holding in this segment.

The Fund established a position in Rockwell (ROK), a diversified supplier of semiconduc-tors and communications equipment, during the quarter. It has been included in Other Electronics, and represents 10.7% of assets.

The Cardiac Medical Devices weighting fell slightly from 19.7% to 18.9%. During the quarter, Medtronic (MDT) offered to acquire Arterial Vascular Engineering
(AVEI) for $54 per share, a 67% premium over the pre-announcement price.

The Fund's Biotech holdings shrank from 16.9% to 14.5% of assets. The Fund closed out its position in Affymetrix (AFFX) in the fourth quarter and added to its investment in Centocor (CNTO).

Health Services declined from 2.7% to 1.0% of the Fund. We sold our position in Mariner-Paragon (MPN). Medicare has reduced the price it will pay for skilled nursing home services to a level that will probably turn out to be unprofitable for most providers. At the same time, fear of lawsuits prevents the industry from cutting expenses enough to restore profitability at the new lower prices.

The Fund ended the quarter with a net cash position of 2.3%, up slightly from last quarter's 1.7%.

                                         1998 Annual Report to Shareholders | 11

TECHNOLOGY LEADERS FUND
PERFORMANCE & PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------

The Technology Leaders Fund ("TLF", ticker symbol TLFQX) appreciated 58.90% in the fourth quarter, outperforming the broad market indices (see performance summary table on page 2) as well as the Lipper Science & Technology Index. This was by far the largest quarterly gain in TLF's short history. On a full-year basis, the Fund solidly beat the indices and outperformed nearly all other Science & Technology mutual funds, returning 78.15%. It also ranked in the top 20 of all mutual funds.

While TLF achieved positive returns in nearly all sectors in Q4, our investments in the Semiconductor Equipment sector performed the best, posting returns of 97.63%. The Semiconductor and Internet sectors also exhibited gains in excess of 80% for the quarter.

The accompanying pie chart shows the Fund's year-end holdings by sector. At 35.2%, the Semiconductor sector remains the Fund's largest weighting, although it has declined as we have increased the weightings of other sectors. Among our biggest positions are Level One (LEVL), PMC-Sierra (PMCS), Vitesse (VTSS), and Intel (INTC).

Semiconductor Capital Equipment investments declined from 6.8% to 5.9%. The business fundamentals in this sector have begun to stabilize and valuations are beginning to increase again.

The Fund's weighting in the Computers sector has increased from 8.4% to 10.8%. During the quarter, we established a position in Sun Microsystems (SUNW). Sun is a leading supplier

RELATIVE PERFORMANCE:
     TLF VS. MARKET INDICES

               S&P 500        NASDAQ         DJIA           TLF
               -------        ------         ----           ---
12/10/97       $10,000        $10,000        $10,000        $10,000
12/31/98       $12,800        $13,537        $11,619        $17,940

Past performance is not a guarantee of future results.

Firsthand

--------------------------------------------------------------------------------
TLF HOLDINGS BY SECTOR*

Semiconductors           35.2%
Computers                10.8%
Comm Equip                8.9%
Networking                8.7%
Internet                  3.7%
EDA                       4.2%
Other Electronics         9.6%
Semi Equip                5.9%
Software                 10.1%
Cash                      2.9%

* Based on percentage of net assets as of December 31, 1998 (cash number net of payables and receivables)

of engineering workstations and Internet servers. Our single networking stock, Cisco (CSCO), grew to 8.7% of assets as it continues to deliver outstanding results.

During the quarter, the Fund increased its position in America Online (AOL) and added Cadence Design Systems (CDN), represent-ing the only holdings in the Internet and EDA segments, respectively. Internet makes up 3.7% of holdings, while the EDA sector accounts for 4.2% of net assets. A position was also established in Rockwell (ROK), a leading communications equipment and semiconductor provider, which comprises the Other Electronics segment and 9.6% of the Fund.

Software investments declined slightly from 11.0% to 10.1% of assets during the quarter, as did the weighting for the Communications Equipment segment, shrinking from 11.3% to 8.9% of Fund assets. The Fund's net cash position increased slightly from 1.7% in Q3 to 2.9% at the end of Q4.

                                         1998 Annual Report to Shareholders | 13

TECHNOLOGY INNOVATORS FUND
PERFORMANCE & PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------

After a disappointing third quarter, the Technology Innovators Fund ("TIF", ticker symbol TIFQX) rebounded strongly in the fourth quarter, posting a quarterly gain of 97.41% and a 60.10% return since the Fund's inception on May 20, 1998. The quarterly appreciation represents the largest single-quarter gain in Firsthand Funds' history, handily outperforming the Micropal Technology and Lipper Science & Technology indices. In fact, TIF was second-highest per-forming fund in the U.S. in the fourth quarter. While TIF will not be recognized for its annual return due to its May inception date, during the "stub" period from May 20 to Dec. 31, the Fund outperformed most other Science & Technology mutual funds.

The Fund saw strong appreciation in most of its holdings during the quarter, led by our Internet sector holdings, with gains of 86.67% for the quarter.

The accompanying pie chart shows TIF's holdings as of December 31. Semiconductors remained the Fund's most heavily-weighted sector, at 54.2% of net assets, reflecting our continued optimism in communication chip companies. Our largest semiconductor hold-ings include MMC Networks (MMCN), Applied Micro Circuits (AMCC), and TriQuint (TQNT).

Relative Performance:
     TIF vs. Market Indices

                    S&P500         NASDAQ         DJIA           TIF
                    ------         ------         ----           ---
5/20/98             $10,000        $10,000        $10,000        $10,000
12/31/98            $11,180        $11,879        $10,253        $16,010

Past performance is not a guarantee of future results.

Firsthand

--------------------------------------------------------------------------------
TIF Holdings by Sector*

EDA                     0.1%
Cash                   14.0%
Comm Equip              0.2%
Semi Equip              0.7%
Semiconductors         54.2%
Internet                4.0%
Networking              3.6%
Telecomm                2.3%
Photonics               5.1%
Software               15.8%

* Based on percentage of net assets as of December 31, 1998 (cash number net of payables and receivables)

During the quarter, we increased our weighting in Software from 11.6% to 15.8%, adding new positions in Check Point Software (CHKPF) and Concur Technologies
(CNQR). The Fund also established its first positions in Internet companies, with purchases of InfoSpace.com (INSP), Ticketmaster Online-CitySearch (TMCS), and Xoom.com (XMCM). Internet stocks represented 4.0% of net assets at the end of the quarter.

After divesting our positions in Advanced Fibre Communications (AFCI) and Cienna
(CIEN), P-Com (PCMS) was the sole Communications Equipment holding, representing just 0.2% of net assets. The Networking sector, represented by FVC.COM (FVCX), has fallen to 3.6% of the Fund's holdings.

Qwest (QWST) remained our single telecommunications holding, representing 2.3% of net assets. The EDA sector also remained a modest 0.1% of the Fund's holdings. Integrated Process Equipment (IPEC) represented 0.7% of our portfolio as the only Semiconductor Equipment holding at the quarter's end.

Since September, we've established a position in SDL, Inc. (SDLI), accompanying Uniphase (UNPH) in the Photonics sector, which represented 5.1% of Fund holdings. SDLI is a manufacturer of components for fiber optic networks. The Fund's net cash position was at 14.0% at the end of the fourth quarter. We increased the number of positions from 19 to 22 during Q4, and we continue to look for promising companies to add to the portfolio.

                                         1998 Annual Report to Shareholders | 15

Medical Specialists Fund
Performance & Portfolio Discussion
--------------------------------------------------------------------------------

Medical Specialists Fund ("MSF") returned 31.97% in Q4 outperforming the DJIA, the S&P 500, the NASDAQ Composite, and the Micropal Health index. Q4's return, however, was not enough to reverse the previous three quarters of underperformance as MSF ended the year down 4.55%. Many of the portfolio adjustments we made to take advantage of the bargains produced by the sell-off in Q3 delivered a quick payoff in Q4.

Arterial Vascular Engineering (AVEI), which we loaded up on in the low $30's in October, announced a deal to be acquired by Medtronic (MDT) for $54. At $30, AVEI was trading at a P/E of 12 even though sales grew over 500% and earnings grew more than 800% compared to last year. It is rare for a company in any industry to experience such rapid revenue growth while also becoming more profitable. It is surprising that the market accorded such a company a P/E of
12. For Medtronic, acquiring AVEI will provide an immediate boost to its earnings per share, and help to maintain its own relatively high P/E.

We also doubled our position in Immunex (IMNX) in time to capture a good part of its move from $55 to $126 during Q4. On November 2, 1998, Immunex received FDA approval to market Enbrel as a treatment for rheumatoid arthritis. It's hard to believe that after the approval was announced, Immunex's stock price actually declined slightly, but it did. So far Enbrel sales are running ahead of expectations and no adverse reactions have been reported.

Relative Performance:
     MSF vs. Market Indices

               S&P 500        NASDAQ         DJIA           MSF
               -------        ------         ----           ---
12/10/97       $10,000        $10,000        $10,000        $10,000
12/31/98       $12,800        $13,537        $11,619        $ 9,660

Past performance is not a guarantee of future results.

Firsthand

--------------------------------------------------------------------------------
MSF Holdings by Sector*

Card Med Devices            44.6%
Biotech                     41.2%
Cash                         9.8%
Other Med                    0.7%
Health Services              3.7%

* Based on percentage of net assets as of December 31, 1998 (cash number net of payables and receivables)

On the horizon, the only real competition for Enbrel will be Centocor's (CNTO) Remicade. FDA approval for Remicade in rheumatoid arthritis is not anticipated until Q4`99 so Enbrel should have the market to itself for most of 1999.

Two of our early stage biotech companies, Alteon (ALTN) and Amylin (AMLN) announced poor phase III results for their respective drug candidates in Q4. Although both companies are gathering additional data which may yet resurrect their prospects, we have already reduced our ALTN holdings and closed our position in AMLN. Recognizing these losses in 1998 helped to offset gains in other stocks which otherwise would have resulted in a capital gain distribution to shareholders.

In the near term, small-cap medical stocks continue to be somewhat out of favor for reasons that have nothing to do with the underlying prospects for the industry. However, due to their superior growth, and their historically low relative valuations, I am confident that the long-term outlook for our medical investments is very positive.

                                         1998 Annual Report to Shareholders | 17

[GRAPHIC OMITTED]

                             Electronic Perspective

                              Medical Perspective


                                         1998 Annual Report to Shareholders | 19

ELECTRONIC PERSPECTIVE
     UPDATING A FEW TRENDS

After the wild ride in 1998, the outlook for technology stocks is a curious mixture of excitement over the great news that many companies are reporting, and trepidation over sky high valuations. It's not unusual for investors to have mixed feelings toward technology, but sorting through the unknowns seems much harder these days. We believe it makes sense to examine what's going on in the real world first, and to consider stock valuations second. Here is our take on some important trends to watch in the coming year.

RESIDENTIAL BROADBAND:

Like 1997 and 1998, 1999 could finally be the year that the race to offer residential broadband services actually gets exciting. Phone companies have been pushing Digital Subscriber Line (DSL) services over existing phone lines, while cable companies have sought to offer services over their Hybrid Fiber Coax (HFC) networks. At times this has felt like a turtle race, as each camp has had serious issues to overcome. The tele-phone companies, notorious for their ponderous, bureaucratic pace, are counting on DSL to finesse high performance out of old copper wire, which may not always be in the best condition. The cable companies, on the other hand, have a cleaner pipeline into the home, but it's been connected to what were largely one-way, broadcast style networks. They still need to substantially upgrade these networks in order to cope with the traffic they hope to generate.

Although broadband services certainly will not reach everyone this year, they will reach more than ever before, as large scale service roll-outs reach the mass market for the first time. It may be a painful process at times, but it's an important one. A lot of money will be spent on the build-out, and that spells opportunity for many companies. The technical hurdles must and will be overcome
- the opportunity is simply too great to pass up. At least consumers and investors can take heart in the

Firsthand
urgency each side inspires in the other. Competition is a wonderful thing. Companies to watch include Cisco Systems, Covad Communications and
Texas Instruments.

THE INTERNET:

No one seems to be debating the importance of the Internet any longer. The phenomenon is real, it's the stock prices that seem unreal. Many investors are afraid to own Internet stocks, while others seem afraid not to own them. Our take is that the dot-com stocks are just the tip of the iceberg. As the most visible and therefore obvious group, they tend to draw more than their fair share of investor enthusiasm. We believe that there are safer ways to ride this trend. For the last several years we have been investing in "bandwidth" companies, whose products enable the build-out of communications networks. This theme has served us well, and it's still just getting started. As traffic grows, companies such as PMC-Sierra, Level One Communications and Vitesse Semiconductor flourish by supplying the networking and telecommunications industries.

If you count bits, bandwidth leaps out as the obvious investment play, but if you count dollars, then you can't help but be drawn to electronic commerce. After the first e-Christmas, the clear consensus is that e-commerce is just getting rolling. As usual, the obvious (though not necessarily correct) stocks have already been bid skyward. But if the e-commerce model is so compelling, then many non-technology companies will have to embrace it in a hurry. How will they do that? Most companies cannot build their own technology platforms in-house, as the Internet pioneers did, so they are likely to purchase the capability. We look for rapid growth in the demand for systems, software and consulting to support this migration. Companies to watch include not only the established players, such as Microsoft, Oracle and IBM, but also suppliers of key technologies, such as i2 Technologies and Check Point Software.

                                         1998 Annual Report to Shareholders | 21

In the meantime, we would not be at all surprised to see the Internet stock hysteria end badly. After all, stock prices reflect expectations, and when the bar is set ever higher, disappointment comes easily.

SEMICONDUCTORS:

We expect that this will be a rebound year for the semiconductor industry at large. Demand should pick up in the important computer, consumer and communications markets, led by high volume products such as low cost PC's, high performance file servers, DVD players, digital cameras and faster networking equipment.

Semiconductor capital equipment suppliers should see orders ramping nicely as the industry overcomes its capacity imbalance. This should ben-efit the industry leaders, such as Applied Materials and KLA-Tencor, as well as key technology pioneers, such as IPEC, Cymer and Novellus.

For us, the tech stock roller-coaster of 1998 serves as an important reminder that in any market it's being on the right side of the important trends that ultimately matters. Our approach to investing in these and other trends remains straightforward: 1.) Identify important trends that we believe in, 2.) Select quality companies best positioned to ride those trends, and 3.) Decide what we are willing to pay for them. It all comes down to homework and patience.

/s/ Kevin M. Landis

Kevin M. Landis
Portfolio Manager
Technology Value Fund
Technology Leaders Fund
Technology Innovators Fund

Firsthand

MEDICAL PERSPECTIVE
     THE NEXT "STENT"

Stents are tiny metal coils that cardiologists use to physically hold open a coronary artery after angioplasty has been performed. Angioplasty is usually performed to reopen a coronary artery that has become so clogged (stenosed) that it can no longer deliver enough oxygenated blood to keep the heart's tissue alive.

Without a stent, roughly 35% of angioplasty patients will experience a restenosis (re-clogging) of their coronary arteries within 6 months. These patients typically require either another angioplasty or bypass surgery. The cost of performing these "redos" is tremendous. But the bigger impact is the anxiety of the patients who, having already experienced one heart attack, know they have a 1 in 3 chance of having a recurrence.

The use of a stent reduces the risk of restenosis to about 20%. It does not totally relieve a patient's anxiety, but, if given a choice, patients will choose a 1 in 5 chance of a recurrence over a 1 in 3 chance every time. The stent also saves the healthcare system the cost of performing repeat procedures on the 15% of patients who would otherwise have restenosed. Since cardiac stents improve medical outcomes and reduce the overall cost of care, it is not surprising that stents were quickly and widely adopted. Today, cardiac stents are a $2 billion industry and are used in over 70% of angioplasty cases.

But is 20% the lowest we can drive the restenosis rate? It now appears that radiation can be used to reduce the restenosis rate even further - possibly to around 11%. Industry giants such as Guidant (GDT), Johnson & Johnson (JNJ), and Boston Scientific (BSX) are developing radiation-based products to reduce restenosis. Other companies to watch in this area are Novoste (NOVT), EndoSonics
(ESON) and Radiance Medical (RADX).

Over the next 24 months a lot of value is going to be created by the companies in this area. If you have firsthand experience with any radiation-based products to reduce restenosis, please let us know by sending an e-mail to: specialists@FirsthandFunds.com

/s/ Kendrick W. Kam

Kendrick W. Kam
Portfolio Manager
Technology Value Fund
Medical Specialists Fund

                                         1998 Annual Report to Shareholders | 23

[GRAPHIC OMITTED]

                          AUDITED FINANCIAL STATEMENTS
                                (as of 12/31/98)

                             Report of Independent
                          Certified Public Accountants

                           Portfolios of Investments

                      Statements of Assets and Liabilities

                            Statements of Operations

                      Statements of Changes in Net Assets

                              Financial Highlights

                         Notes to Financial Statements


                                         1998 Annual Report to Shareholders | 25

[GRAPHIC OMITTED]

REPORT OF INDEPENDENT
     CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES

FIRSTHAND FUNDS
San Jose, California

We have audited the accompanying statements of assets and liabilities of the Firsthand Funds comprising, respectively, the Technology Value Fund, Technology Leaders Fund, Technology Innovators Fund and Medical Specialists Fund, including the portfolios of investments as of December 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the year ended December 31, 1996 and prior for the Technology Value Fund were audited by other auditors whose report dated January 15, 1997 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Firsthand Funds as of December 31, 1998, the results of operations, the changes in net assets, and the financial highlights for the periods then ended, in conformity with generally accepted accounting principles.

                                        Tait, Weller & Baker
                                        Philadelphia, Pennsylvania
                                        January 18, 1999

                                         1998 Annual Report to Shareholders | 27

PORTFOLIO OF                                               TECHNOLOGY VALUE FUND
INVESTMENTS                                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                    non-income
                                     producing   %      shares          value
--------------------------------------------------------------------------------
COMMON STOCKS                                  97.7%              $ 174,059,786
  (Cost $169,738,697)                                             -------------

BIOTECHNOLOGY                                  14.5%                 25,834,444
                                                                  -------------
  Centocor, Inc.                         *             204,000        9,205,500
  Immunex Corp.                          *              99,500       12,518,344
  Medco Research, Inc.                   *             158,100        4,110,600

CARDIAC MEDICAL DEVICES                        18.9%                 33,618,338
                                                                  -------------
  Arterial Vascular Engineering, Inc.    *             124,400        6,531,000
  Boston Scientific Corp.                *             153,800        4,123,762
  CardioThoracic Systems, Inc.           *             553,000        3,836,438
  Cardiovascular Dynamics, Inc. (1)      *             554,800        1,699,075
  Endocardial Solutions, Inc. (1)        *             513,900        5,139,000
  EndoSonics Corp.                       *             734,000        7,294,125
  Guidant Corp.                                         39,000        4,299,750
  Novoste Corp.                          *              24,500          695,188

COMMUNICATIONS EQUIPMENT                        0.2%                    422,812
                                                                  -------------
  PairGain Technologies, Inc.            *              55,000          422,812

ELECTRONIC DESIGN AUTOMATION                    4.2%                  7,555,204
                                                                  -------------
  Aspec Technology, Inc.                 *             521,000          683,812
  Avant! Corp.                           *             429,462        6,871,392

HEALTH SERVICES                                 1.0%                  1,709,775
                                                                  -------------

HCIA, Inc.                               *             402,300        1,709,775
                                                                  -------------

NETWORKING                                      2.0%                  3,520,125
                                                                  -------------

FVC.COM, Inc.                            *             223,500        3,520,125
                                                                  -------------

OTHER ELECTRONICS                              10.7%                 19,128,769
                                                                  -------------
  Rockwell International Corp.                         393,900       19,128,769

PERIPHERALS                                     2.4%                  4,215,000
                                                                  -------------
  Adaptec, Inc.                          *             240,000        4,215,000

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

PORTFOLIO OF                                               TECHNOLOGY VALUE FUND
INVESTMENTS                                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                    non-income
 ... continued ...                    producing   %      shares          value
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT                         3.3%              $   5,958,750
                                                                  -------------
  Applied Science & Technology, Inc.     *              97,500          999,375
  Cymer, Inc.                            *              80,000        1,170,000
  Integrated Process Equipment Corp.     *             352,500        3,789,375

SEMICONDUCTORS                                 39.2%                 69,818,444
                                                                  -------------
  Applied Micro Circuits Corp.           *             489,000       16,610,719
  Celeritek, Inc. (1)                    *             522,200        1,566,600
  Galileo Technology Ltd.                *             335,000        9,045,000
  Level One Communications, Inc.         *             404,000        4,342,000
  PMC-Sierra, Inc.                       *             291,000       18,369,375
  Quality Semiconductor, Inc.            *             237,800          891,750
  Stellar Semiconductor, Inc. (2)        *           2,040,000        2,448,000
  TriQuint Semiconductor, Inc.           *             340,000        6,545,000

SOFTWARE                                        1.3%                  2,278,125
                                                                  -------------
  i2 Technologies, Inc.                  *              75,000        2,278,125

TOTAL INVESTMENT SECURITIES                    97.7%                174,059,786
  (Cost $169,738,697)

OTHER ASSETS IN EXCESS OF LIABILITIES           2.3%                  4,071,311
                                                                  -------------

NET ASSETS                                    100.0%              $ 178,131,097
                                                                  =============

(1) Denotes affiliated issuer (Note 4).
(2) Restricted security (Note 4).

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                         1998 Annual Report to Shareholders | 29

PORTFOLIO OF                                             TECHNOLOGY LEADERS FUND
INVESTMENTS                                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                    non-income
                                     producing   %      shares          value
--------------------------------------------------------------------------------
COMMON STOCKS                                  97.1%              $  41,577,094
  (Cost $30,460,368)                                              -------------

COMMUNICATIONS EQUIPMENT                        8.9%                  3,810,625
                                                                  -------------
  Lucent Technologies, Inc.                             20,000        2,200,000
  Telefonaktiebolaget LM Ericsson - ADR                 10,000          239,375
  Tellabs, Inc.                          *              20,000        1,371,250

COMPUTERS                                      10.8%                  4,632,813
                                                                  -------------
  Hewlett-Packard Co.                                   13,000          888,063
  International Business Machines Corp.                 11,000        2,032,250
  Sun Microsystems, Inc.                 *              20,000        1,712,500

ELECTRONIC DESIGN AUTOMATION                    4.2%                  1,785,000
                                                                  -------------
  Cadence Design Systems, Inc.           *              60,000        1,785,000

INTERNET                                        3.7%                  1,600,000
                                                                  -------------
  America Online, Inc.                   *              10,000        1,600,000

NETWORKING                                      8.7%                  3,712,500
                                                                  -------------
  Cisco Systems, Inc.                    *              40,000        3,712,500

OTHER ELECTRONICS                               9.6%                  4,127,812
                                                                  -------------
  Rockwell International Corp.                          85,000        4,127,812

SEMICONDUCTOR EQUIPMENT                         5.9%                  2,518,812
                                                                  -------------
  Applied Materials, Inc.                *              15,000          640,312
  KLA-Tencor Corp.                       *              14,000          607,250
  Teradyne, Inc.                         *              30,000        1,271,250

SEMICONDUCTORS                                 35.2%                 15,080,094
                                                                  -------------
  Altera Corp.                           *              30,000        1,826,250
  Intel Corp.                                           20,000        2,371,250
  Level One Communications, Inc.         *             101,750        3,612,125
  PMC-Sierra, Inc.                       *              45,000        2,840,625
  Texas Instruments, Inc.                               17,500        1,497,344
  Vitesse Semiconductor Corp.            *              50,000        2,281,250
  Xilinx, Inc.                           *              10,000          651,250

SOFTWARE                                       10.1%                  4,309,438
                                                                  -------------
  Microsoft Corp.                        *              15,000        2,080,313
  Oracle Corp.                           *              45,000        1,940,625
  SAP AG - ADR                                           8,000          288,500

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

PORTFOLIO OF                                             TECHNOLOGY LEADERS FUND
INVESTMENTS                                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                    non-income
 ... continued ...                    producing   %      shares          value
--------------------------------------------------------------------------------
CASH EQUIVALENTS                               20.3%              $   8,703,512
  (Cost $8,703,512)                                               -------------
  Star Treasury Fund                                 8,703,512        8,703,512

TOTAL INVESTMENT SECURITIES                   117.4%                 50,280,606
  (Cost $39,163,880)

LIABILITIES IN EXCESS OF OTHER ASSETS         (17.4%)                (7,445,885)
                                                                  -------------
NET ASSETS                                    100.0%              $  42,834,721
                                                                  =============

                                         1998 Annual Report to Shareholders | 31

PORTFOLIO OF                                          TECHNOLOGY INNOVATORS FUND
INVESTMENTS                                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                    non-income
                                     producing   %      shares          value
--------------------------------------------------------------------------------
COMMON STOCKS                                  86.0%              $   5,577,031
  (Cost $4,613,985)                                               -------------

COMMUNICATIONS EQUIPMENT                        0.2%                     11,953
                                                                  -------------
  P-Com, Inc.                            *               3,000           11,953

ELECTRONIC DESIGN AUTOMATION                    0.1%                      6,562
                                                                  -------------
  Aspec Technology, Inc.                 *               5,000            6,562

INTERNET                                        4.0%                    261,563
                                                                  -------------
  InfoSpace.com, Inc.                    *               4,500          171,563
  Ticketmaster Online - CitySearch, Inc. *               1,000           57,000
  Xoom.com, Inc.                         *               1,000           33,000

NETWORKING                                      3.6%                    236,250
                                                                  -------------
  FVC.COM, Inc.                          *              15,000          236,250

PHOTONICS                                       5.1%                    327,000
                                                                  -------------
  SDL, Inc.                              *               3,000          118,875
  Uniphase Corp.                         *               3,000          208,125

SEMICONDUCTOR EQUIPMENT                         0.7%                     43,000
                                                                  -------------
  Integrated Process Equipment Corp.     *               4,000           43,000

SEMICONDUCTORS                                 54.2%                  3,519,266
                                                                  -------------
  Applied Micro Circuits Corp.           *              33,500        1,137,953
  Elantec Semiconductor, Inc.            *               2,000            7,500
  Galileo Technology Ltd.                *              14,000          378,000
  Level One Communications, Inc.         *               7,000          248,500
  MMC Networks, Inc.                     *              62,500          828,125
  RF Micro Devices, Inc.                 *               4,000          185,500
  TranSwitch Corp.                       *               5,000          194,688
  TriQuint Semiconductor                 *              28,000          539,000

SOFTWARE                                       15.8%                  1,021,437
                                                                  -------------
  Check Point Software Technologies Ltd. *               5,000          205,000
  Concur Technologies, Inc.              *               5,000          152,500
  i2 Technologies, Inc.                  *              15,000          455,625
  PeopleSoft, Inc.                       *              11,000          208,312

TELECOMMUNICATIONS                              2.3%                    150,000
                                                                  -------------
  Qwest Communications Int'l, Inc.       *               3,000          150,000

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

PORTFOLIO OF                                          TECHNOLOGY INNOVATORS FUND
INVESTMENTS                                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                    non-income
 ... continued ...                    producing   %      shares          value
--------------------------------------------------------------------------------
CASH EQUIVALENTS                               28.1%              $   1,825,088
  (Cost $1,825,088)                                               -------------
  Star Treasury Fund                                 1,825,088        1,825,088

TOTAL INVESTMENT SECURITIES                   114.1%                  7,402,119
  (Cost $6,439,073)
LIABILITIES IN EXCESS OF OTHER ASSETS         (14.1%)                  (913,020)
                                                                  -------------
NET ASSETS                                    100.0%              $   6,489,099
                                                                  =============

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                         1998 Annual Report to Shareholders | 33

PORTFOLIO OF                                            MEDICAL SPECIALISTS FUND
INVESTMENTS                                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                    non-income
                                     producing   %      shares          value
--------------------------------------------------------------------------------
COMMON STOCKS                                  90.2%              $   4,049,582
  (Cost $3,666,494)                                               -------------

BIOTECHNOLOGY                                  41.2%                  1,852,556
                                                                  -------------
  Alteon, Inc.                           *              20,000           15,625
  Amgen, Inc.                            *               2,000          209,125
  Aurora Biosciences Corp.               *              13,500           86,906
  Cell Therapeutics, Inc.                *              25,000           75,000
  Centocor, Inc.                         *              12,000          541,500
  IGEN International, Inc.               *               6,960          213,150
  Immunex Corp.                          *               4,000          503,250
  Medco Research, Inc.                   *               8,000          208,000

CARDIAC MEDICAL DEVICES                        44.6%                  2,002,650
                                                                  -------------
  Arterial Vascular Engineering, Inc.    *              15,000          787,500
  Boston Scientific Corp.                *               7,700          206,456
  CardioThoracic Systems, Inc.           *              50,000          346,875
  Cardiovascular Dynamics, Inc. (1)      *              15,000           45,938
  Endocardial Solutions, Inc. (1)        *              13,600          136,000
  EndoSonics Corp.                       *              21,500          213,656
  Guidant Corp.                                          1,900          209,475
  Novoste Corp.                          *               2,000           56,750

HEALTH SERVICES                                 3.7%                    164,000
                                                                  -------------
  QuadraMed Corp.                        *               8,000          164,000

OTHER MEDICAL DEVICES                           0.7%                     30,376
                                                                  -------------
  Cyberonics, Inc.                       *               2,250           30,376

CASH EQUIVALENTS                                9.3%                    419,519
  (Cost $419,519)                                                 -------------
  Star Treasury Fund                                   419,519          419,519

TOTAL INVESTMENT SECURITIES                    99.5%                  4,469,101
  (Cost $4,086,013)

OTHER ASSETS IN EXCESS OF LIABILITIES           0.5%                     20,817
                                                                  -------------
NET ASSETS                                    100.0%              $   4,489,918
                                                                  =============

(1) Denotes affiliated issuer (Note 4).

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

STATEMENTS OF ASSETS AND LIABILITIES
                                                                                                        DECEMBER 31, 1998
=========================================================================================================================
                                                         TECHNOLOGY        TECHNOLOGY       TECHNOLOGY        MEDICAL
                                                           VALUE             LEADERS        INNOVATORS      SPECIALISTS
                                                            FUND               FUND            FUND             FUND
=========================================================================================================================
ASSETS
Investment securities:
  At acquisition cost                                   $ 169,738,697     $  39,163,880    $   6,439,073    $   4,086,013
                                                        =================================================================
  At market value (Note 1)                              $ 174,059,786     $  50,280,606    $   7,402,119    $   4,469,101
Dividends receivable                                               --             3,067            6,955              911
Receivable for capital shares sold                          3,498,283           469,860           10,812          120,500
Receivable for securities sold                              3,844,280                --               --          319,792
                                                        -----------------------------------------------------------------
  TOTAL ASSETS                                            181,402,349        50,753,533        7,419,886        4,910,304
                                                        -----------------------------------------------------------------
LIABILITIES
Bank overdraft                                              2,333,878             2,257               --            6,298
Payable for capital shares redeemed                           629,843         1,125,995          212,741            5,225
Payable for securities purchased                               13,015         6,722,838          711,460          402,737
Payable to affiliates (Note 1)                                294,516            67,722            6,586            6,126
                                                        -----------------------------------------------------------------
  TOTAL LIABILITIES                                         3,271,252         7,918,812          930,787          420,386
                                                        -----------------------------------------------------------------
NET ASSETS                                              $ 178,131,097     $  42,834,721    $   6,489,099    $   4,489,918
                                                        =================================================================
Net assets consist of:
Paid-in-capital                                         $ 177,982,982     $  31,012,265    $   5,381,596    $   4,573,655
Accumulated net realized gains (losses) from
  security transactions                                    (4,172,974)          705,730          144,457         (466,825)
Net unrealized appreciation on investments                  4,321,089        11,116,726          963,046          383,088
                                                        -----------------------------------------------------------------
Net assets                                              $ 178,131,097     $  42,834,721    $   6,489,099    $   4,489,918
                                                        =================================================================
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                5,524,987         2,387,362          405,301          465,004
                                                        =================================================================
Net asset value, offering price and redemption
  price per share (Note 1)                              $       32.24     $       17.94    $       16.01    $        9.66
                                                        =================================================================

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                         1998 Annual Report to Shareholders | 35

STATEMENTS OF OPERATIONS
                                                                       FOR THE YEAR ENDED DECEMBER 31, 1998(A)
==============================================================================================================
                                                TECHNOLOGY       TECHNOLOGY       TECHNOLOGY         MEDICAL
                                                  VALUE            LEADERS        INNOVATORS       SPECIALISTS
                                                   FUND              FUND            FUND              FUND
==============================================================================================================
INVESTMENT INCOME
  Interest                                     $    251,377     $    151,801     $      2,164     $     13,417
  Dividends                                          18,678           23,456           11,088            7,871
                                               ---------------------------------------------------------------
    TOTAL INVESTMENT INCOME                         270,055          175,257           13,252           21,288
                                               ---------------------------------------------------------------
EXPENSES
  Investment advisory fees (Note 3)               2,734,532          286,734           14,782           51,357
  Administrative fees (Note 3)                      816,383           86,020            4,435           15,407
                                               ---------------------------------------------------------------
    TOTAL EXPENSES                                3,550,915          372,754           19,217           66,764
                                               ---------------------------------------------------------------
NET INVESTMENT LOSS                              (3,280,860)        (197,497)          (5,965)         (45,476)
                                               ---------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
  Net realized gains (losses) from security      (1,125,096)         903,227          150,422         (466,825)
    transactions
  Net change in unrealized appreciation/
    depreciation on investments                  40,388,492       11,093,756          963,046          347,325
                                               ---------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS                                 39,263,396       11,996,983        1,113,468         (119,500)
                                               ---------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                   $ 35,982,536     $ 11,799,486     $  1,107,503     $   (164,976)
                                               ===============================================================

(A) Except for the Technology Innovators Fund which represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                  FOR THE PERIODS ENDED DECEMBER 31, 1998 AND 1997
==================================================================================================================================
                                                                     TECHNOLOGY VALUE FUND              TECHNOLOGY LEADERS FUND
                                                                     ---------------------              -----------------------
                                                                     Year              Year              Year           Period
                                                                    Ended             Ended             Ended            Ended
                                                                  12/31/98          12/31/97          12/31/98        12/31/97(A)
==================================================================================================================================
FROM OPERATIONS:
  Net investment income (loss)                                 $  (3,280,860)    $  (1,927,303)    $    (197,497)    $       2,257
  Net realized gains (losses) from security transactions          (1,125,096)       14,064,022           903,227                --
  Net change in unrealized appreciation/
    depreciation on investments                                   40,388,492       (38,292,641)       11,093,756            22,970
                                                               -------------------------------------------------------------------
Net increase (decrease) In net assets from operations             35,982,536       (26,155,922)       11,799,486            25,227
                                                               -------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                              --                --            (2,257)               --
  From net realized gains                                                 --       (12,334,200)               --                --
  In excess of net realized gains                                         --        (3,047,878)               --                --
                                                               -------------------------------------------------------------------
  Decrease in net assets from distributions to shareholders               --       (15,382,078)           (2,257)               --
                                                               -------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                      149,553,020       335,357,889        53,787,109         3,716,034
  Net asset value of shares issued in
    reinvestment of distributions to shareholders                         --        13,072,987                --                --
  Payments for shares redeemed                                  (201,778,002)     (147,623,435)      (26,330,447)         (160,431)
                                                               -------------------------------------------------------------------
Net increase (decrease) in net assets from capital share
  transactions                                                   (52,224,982)      200,807,441        27,456,662         3,555,603
                                                               -------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (16,242,446)      159,269,441        39,253,891         3,580,830
NET ASSETS:
  Beginning of period                                            194,373,543        35,104,102         3,580,830                --
                                                               -------------------------------------------------------------------
  End of period                                                $ 178,131,097     $ 194,373,543     $  42,834,721     $   3,580,830
                                                               ===================================================================
UNDISTRIBUTED NET INVESTMENT INCOME:                           $          --     $          --     $          --     $       2,257
                                                               ===================================================================
CAPITAL SHARE ACTIVITY:
  Shares sold                                                      5,313,423        10,437,757         3,830,812           371,478
  Shares issued in reinvestment of distributions to
    shareholders                                                          --           517,449                --                --
  Shares redeemed                                                 (7,247,403)       (4,812,871)       (1,798,882)          (16,046)
                                                               -------------------------------------------------------------------
  Net increase (decrease) in shares outstanding                   (1,933,980)        6,142,335         2,031,930           355,432
  Shares outstanding, beginning of period                          7,458,967         1,316,632           355,432                --
                                                               -------------------------------------------------------------------
  Shares outstanding, end of period                                5,524,987         7,458,967         2,387,362           355,432
                                                               ===================================================================

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                         1998 Annual Report to Shareholders | 37

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                                           FOR THE PERIODS ENDED DECEMBER 31, 1998 AND 1997
===========================================================================================================
                                                     TECHNOLOGY INNOVATORS FUND   MEDICAL SPECIALISTS FUND
                                                     --------------------------   ------------------------
                                                               Period               Year          Period
                                                                Ended              Ended           Ended
                                                             12/31/98(A)          12/31/98       12/31/97(B)
===========================================================================================================
FROM OPERATIONS:
  Net investment income (loss)                               $    (5,965)       $   (45,476)    $     1,557
  Net realized gains (losses) from security transactions         150,422           (466,825)             --
  Net change in unrealized appreciation/
    depreciation on investments                                  963,046            347,325          35,763
                                                             ----------------------------------------------
Net increase (decrease) in net assets from operations          1,107,503           (164,976)         37,320
                                                             ----------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                          --             (1,557)             --
  From net realized gains                                             --                 --              --
  In excess of net realized gains                                     --                 --              --
                                                             ----------------------------------------------
Decrease in net assets from distributions to shareholders             --             (1,557)             --
                                                             ----------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                    8,790,653          5,205,850       2,350,090
  Net asset value of shares issued in
    reinvestment of distributions to shareholders                     --                 --              --
  Payments for shares redeemed                                (3,409,057)        (2,911,609)        (25,200)
                                                             ----------------------------------------------
Net increase in net assets from capital share
  transactions                                                 5,381,596          2,294,241       2,324,890
                                                             ----------------------------------------------
TOTAL INCREASE IN NET ASSETS                                   6,489,099          2,127,708       2,362,210
NET ASSETS:
  Beginning of period                                                 --          2,362,210              --
                                                             ----------------------------------------------
  End of period                                              $ 6,489,099        $ 4,489,918     $ 2,362,210
                                                             ==============================================
UNDISTRIBUTED NET INVESTMENT INCOME                          $        --        $        --     $     1,557
                                                             ==============================================
CAPITAL SHARE ACTIVITY:
  Shares sold                                                    649,555            551,990         235,882
  Shares issued in reinvestment of distributions to
    shareholders                                                      --                 --              --
  Shares redeemed                                               (244,254)          (320,299)         (2,569)
                                                             ----------------------------------------------
  Net increase in shares outstanding                             405,301            231,691         233,313
  Shares outstanding, beginning of period                             --            233,313              --
                                                             ----------------------------------------------
  Shares outstanding, end of period                              405,301            465,004         233,313
                                                             ==============================================

(A) Represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.

(B) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

FINANCIAL HIGHLIGHTS - TECHNOLOGY VALUE FUND

                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
======================================================================================================================
                                                        Year          Year          Year          Year        Period
                                                       Ended         Ended         Ended         Ended         Ended
                                                      12/31/98      12/31/97      12/31/96      12/31/95     12/31/94(A)
======================================================================================================================
Net asset value at beginning of period                $  26.06      $  26.66      $  18.44      $  11.70      $  10.00
                                                      ----------------------------------------------------------------
Income from investment operations:
  Net investment loss                                    (0.59)        (0.26)        (0.08)        (0.14)        (0.03)
  Net realized and unrealized gains on investments        6.77          1.90         11.20          7.28          2.56
                                                      ----------------------------------------------------------------
Total from investment operations                          6.18          1.64         11.12          7.14          2.53
                                                      ----------------------------------------------------------------
Less distributions:
  Distributions from net realized gains                     --         (1.80)        (2.90)        (0.40)        (0.83)
  Distributions in excess of net realized gains             --         (0.44)           --            --            --
                                                      ----------------------------------------------------------------
Total distributions                                         --         (2.24)        (2.90)        (0.40)        (0.83)
                                                      ----------------------------------------------------------------
Net asset value at end of period                      $  32.24      $  26.06      $  26.66      $  18.44      $  11.70
                                                      ================================================================
Total return                                             23.71%         6.46%        60.55%        61.17%        25.30%(B)
                                                      ================================================================
Net assets at end of period (millions)                $  178.1      $  194.4      $   35.1      $    2.7      $    0.2
                                                      ================================================================

Ratio of expenses to average net assets                   1.95%         1.93%         1.81%         1.98%         1.96%(C)

Ratio of net investment loss to average net assets       (1.80%)       (1.43%)       (0.55%)       (1.45%)       (1.29%)(C)

Portfolio turnover rate                                    126%          101%           43%           45%           56%

(A) Represents the period from the commencement of operations (May 20, 1994) through December 31, 1994.
(B)  Not annualized.
(C)  Annualized.

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                         1998 Annual Report to Shareholders | 39

FINANCIAL HIGHLIGHTS - TECHNOLOGY LEADERS FUND

      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=======================================================================================
                                                                  Year        Period
                                                                 Ended         Ended
                                                               12/31/98     12/31/97(A)
=======================================================================================
Net asset value at beginning of period                         $  10.07      $  10.00
                                                               ----------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)         0.01
  Net realized and unrealized gains on investments                 7.96          0.06
                                                               ----------------------
Total from investment operations                                   7.87          0.07
                                                               ----------------------
Less distributions:
  Dividends from net investment income                               --            --
  Distributions from net realized gains                              --            --
                                                               ----------------------
Total distributions                                                  --            --
                                                               ----------------------
Net asset value at end of period                               $  17.94      $  10.07
                                                               ======================
Total return                                                      78.15%         0.70%(B)
                                                               ======================
Net assets at end of period (millions)                         $   42.8      $    3.6
                                                               ======================

Ratio of expenses to average net assets                            1.94%         1.80%(C)

Ratio of net investment income (loss) to average net assets       (1.03%)        1.77%(C)

Portfolio turnover rate                                             105%            0%

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(B)  Not annualized.
(C)  Annualized.

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

Financial Highlights - Technology Innovators Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period
================================================================================
                                                      Period
                                                       Ended
                                                    12/31/98(A)
================================================================================
Net asset value at beginning of period                $  10.00
                                                      --------
Income from investment operations:
  Net investment loss                                    (0.01)
  Net realized and unrealized gains on investments        6.02
                                                      --------
Total from investment operations                          6.01
                                                      --------
Less distributions:
  Dividends from net investment income                      --
  Distributions from net realized gains                     --
                                                      --------
Total distributions                                         --
                                                      --------
Net asset value at end of period                      $  16.01
                                                      ========
Total return                                             60.10%(B)
                                                      ========
Net assets at end of period (millions)                $    6.5
                                                      ========

Ratio of expenses to average net assets                   1.92%(C)

Ratio of net investment loss to average net assets       (0.59%)(C)

Portfolio turnover rate                                    188%

(A) Represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.
(B)  Not annualized.
(C)  Annualized.

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                         1998 Annual Report to Shareholders | 41

Financial Highlights - Medical Specialists Fund
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
=====================================================================================
                                                                 Year        Period
                                                                Ended         Ended
                                                               12/31/98    12/31/97(A)
=====================================================================================
Net asset value at beginning of period                         $  10.12      $  10.00
                                                               ----------------------
Income from investment operations:
  Net investment income (loss)                                    (0.10)         0.01
  Net realized and unrealized gains (losses)
    on investments                                                (0.36)         0.11
                                                               ----------------------
Total from investment operations                                  (0.46)         0.12
                                                               ----------------------
Less distributions:
  Dividends from net investment income                               --            --
  Distributions from net realized gains                              --            --
                                                               ----------------------
Total distributions                                                  --            --
                                                               ----------------------
Net asset value at end of period                               $   9.66      $  10.12
                                                               ======================
Total return                                                      (4.55%)        1.20%(B)
                                                               ======================
Net assets at end of period (millions)                         $    4.5      $    2.4
                                                               ======================

Ratio of expenses to average net assets                            1.95%         1.81%(C)

Ratio of net investment income (loss) to average net assets       (1.33%)        1.75%(C)

Portfolio turnover rate                                             160%            0%

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(B)  Not annualized.
(C)  Annualized.

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1998
================================================================================

1.   Significant Accounting Policies

The  Technology  Value  Fund,  the  Technology   Leaders  Fund,  the  Technology
Innovators Fund and the Medical Specialists Fund (the Funds) are each a non-diversified series of Firsthand Funds (formerly Interactive Investments) (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Delaware business trust on November 8, 1993. The Technology Value Fund commenced operations on May 20, 1994. The public offering of shares of the Technology Value Fund commenced on January 3, 1995. The public offering of shares of the Medical Specialists Fund and the Technology Leaders Fund commenced on December 10, 1997. The public offering of shares of the Technology Innovators Fund commenced on May 20, 1998.

Each Fund's investment objective is long-term capital appreciation.

The Technology Value Fund seeks to achieve its objective by investing primarily in securities of companies in the electronic technology and medical technology fields which Interactive Research Advisers, Inc. (the Adviser) considers to be undervalued and have potential for capital appreciation.

The Technology Leaders Fund seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Adviser considers to have the strongest competitive position.

The Technology Innovators Fund seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Adviser considers to be best positioned to introduce successful new products.

The Medical Specialists Fund seeks to achieve its objective by investing primarily in securities of companies in the health and biotechnology fields which the Adviser considers to have a strong earnings growth outlook and potential for capital appreciation.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- Each Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

                                         1998 Annual Report to Shareholders | 43

                                                               DECEMBER 31, 1998
================================================================================

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of December 31, 1998.

                                  TECHNOLOGY        TECHNOLOGY         TECHNOLOGY         MEDICAL
                                     VALUE            LEADERS          INNOVATORS       SPECIALISTS
                                      FUND              FUND              FUND              FUND
Gross unrealized appreciation    $  40,892,041     $  11,203,991     $   1,053,819     $     785,596
Gross unrealized depreciation      (37,403,579)         (243,604)         (106,562)         (476,621)
                                 -------------------------------------------------------------------
Net unrealized appreciation      $   3,488,462     $  10,960,387     $     947,257     $     308,975
                                 ===================================================================
Federal income tax cost          $ 170,571,324     $  39,320,219     $   6,454,862     $   4,160,126
                                 ===================================================================

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

Firsthand

                                                               DECEMBER 31, 1998
================================================================================

As of December 31, 1998, the Technology Value Fund and the Medical Specialists Fund had capital loss carryforwards for federal income tax purposes of $2,393,785 and $392,711, respectively, which expire on December 31, 2006. In addition, the Technology Value Fund realized net capital losses of $946,562 during the period from November 1, 1998 through December 31, 1998, which are treated for federal income tax purposes as arising in the tax year ending December 31, 1999.

2.   Investment Transactions

Investment transactions (excluding short-term investments) were as follows for the periods ended December 31, 1998.

                                       TECHNOLOGY      TECHNOLOGY       TECHNOLOGY       MEDICAL
                                          VALUE          LEADERS        INNOVATORS     SPECIALISTS
                                           FUND            FUND            FUND            FUND

Purchases of investment securities    $221,681,480    $ 45,169,922    $  6,957,577    $  7,861,936
                                      ============================================================
Proceeds from sales and maturities
of investment securities              $278,222,943    $ 17,367,117    $  2,494,014    $  4,657,767
                                      ============================================================

3.   Transactions with Related Parties

Certain trustees and officers of the Trust are also officers of the Adviser, or of Countrywide Fund Services, Inc., the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of CW Fund Distributors, Inc., which provides distribution services to the Funds under the terms of an Underwriting Agreement.

INVESTMENT ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement (the Advisory Agreement). Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to each Fund's portfolio of investments and provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The Adviser is responsible for (i) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (ii) compensation of the Adviser's personnel and payment of other expenses in connection with the pro-vision of portfolio management services under the Advisory Agreement, and
(iii) expenses of printing and distributing each Fund's Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives from each Fund a management fee, computed and accrued daily and paid monthly, equal to 1.50% per annum of each Fund's average daily net assets. The Advisory Agreement requires the Adviser to waive its management fees and, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

                                         1998 Annual Report to Shareholders | 45

                                                               DECEMBER 31, 1998
================================================================================

ADMINISTRATION AGREEMENT
The Trust has entered into a separate contract with the Adviser wherein the Adviser is responsible for providing administrative and supervisory services to each Fund (the Administration Agreement). Under the Administration Agreement, the Adviser oversees the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preser-vation of journals, ledgers, corporate documents, brokerage account records and other records which are required to be maintained pursuant to the 1940 Act.

Under  the  Administration   Agreement,  the  Adviser  is  responsible  for  the
equipment, staff, office space and facilities necessary to perform its obligations. The Adviser has also assumed responsibility for payment of all of each Fund's operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses.

For the services rendered by the Adviser under the Administration Agreement, the Adviser receives a fee at the annual rate of 0.45% of each Fund's average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Adviser has retained Countrywide Fund Services, Inc. (the Transfer Agent) to serve as each Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to each Fund, and to assist the Adviser in providing executive, administrative and regulatory services to each Fund. The Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Adviser (not the Funds) pays the Transfer Agent's fees for these services.

4.   Investments in Affiliates and Restricted Securities

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in affiliates, if any, for the year ended December 31, 1998 is as noted on the following page:

Firsthand

                                                               DECEMBER 31, 1998
================================================================================

                                                      Share Activity
                                   --------------------------------------------------                    Market
                                   Balance                                   Balance      Realized        Value      Acquisition
         Affiliate                 12/31/97     Purchases         Sales      12/31/98    Gain (Loss)     12/31/98        Cost
--------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY VALUE FUND
Cardiovascular Dynamics, Inc.       554,800            --            --       554,800    $       --     $1,699,075    $4,912,292
Celeritek, Inc.                          --       524,200         2,000       522,200        (8,750)     1,566,600     6,035,926
Endocardial Solutions, Inc.         515,400            --         1,500       513,900         7,028      5,139,000     5,799,541

TECHNOLOGY INNOVATORS FUND
Celeritek, Inc.                          --         2,000         2,000            --        (8,060)            --            --

MEDICAL SPECIALISTS FUND
Cardiovascular Dynamics, Inc.         1,200        15,000         1,200        15,000           189         45,938        91,863
Endocardial Solutions, Inc.           3,500        11,100         1,000        13,600        (4,248)       136,000       166,215

Restricted securities are securities which have not been registered under the Securities Act of 1933, as amended, and are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. As of December 31, 1998, the Technology Value Fund had a 2,040,000 share investment in Stellar Semiconductor, Inc., valued at $2,448,000 and representing 1.37% of net assets, which was acquired on November 16, 1998, at a cost of $2,448,000.

                                         1998 Annual Report to Shareholders | 47

[GRAPHIC OMITTED]

                                [LOGO] Firsthand

This report is provided for the general information of the shareholders of the Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more information regarding any of the Funds, including charges and expenses, visit our web site at www.FirsthandFunds.com or call
1.888.884.2675 for a free prospectus.

Please read it carefully before you invest or send money.

[LOGO]

FIRSTHAND FUNDS
101 Park Center Plaza
Suite 1300
San Jose, CA 95113

BOARD OF TRUSTEES
Kevin M. Landis, Chairman
Kendrick W. Kam
Michael T. Lynch
Mark K. Taguchi

OFFICERS
Kevin M. Landis, President
Kendrick W. Kam, Secretary
Yakoub N. Bellawala, Treasurer

INVESTMENT ADVISER
Interactive Research Advisers, Inc.
101 Park Center Plaza
Suite 1300
San Jose, CA 95113

TRANSFER AGENT/ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201
(Toll-Free) 1-888-884-2675

DISTRIBUTOR
CW Fund Distributors, Inc.
312 Walnut Street, 21st Floor
Cincinnati, OH 45202

Firsthand